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                                                                    EXHIBIT 10.1


                Standard Chartered Bank, as Administrative Agent,
                  L/C Issuer and Lender under and as defined in
                 the Reimbursement Agreement (as defined below)
                           1285 Avenue of the Americas
                                New York NY 10019




                                                     Dated as of August 13, 2002


EOTT Energy Operating Limited Partnership
2000 W. Sam Houston Parkway, Suite 400
Houston, Texas 77042

         RE:  LIMITED FORBEARANCE

Ladies and Gentlemen:

         Reference is hereby made to the Second Amended and Restated Reimbursement, Loan and Security Agreement, dated as of April 23, 2002 (as heretofore amended, supplemented or otherwise modified and in effect on the date hereof, the "REIMBURSEMENT AGREEMENT"), among EOTT ENERGY OPERATING LIMITED PARTNERSHIP, a Delaware limited partnership ("EOTT OLP"), EOTT ENERGY CANADA LIMITED PARTNERSHIP, a Delaware limited partnership ("EOTT CANADA"), EOTT ENERGY LIQUIDS, L.P., a Delaware limited partnership ("EOTT LIQUIDS"), EOTT ENERGY PIPELINE LIMITED PARTNERSHIP, a Delaware limited partnership ("EOTT PIPELINE" and together with EOTT Canada and EOTT Liquids, collectively, the "ADDITIONAL OBLIGORS" and the Additional Obligors together with EOTT OLP on a joint and several basis, "BORROWER"), EOTT ENERGY PARTNERS, L.P., a Delaware limited partnership ("EOTT MLP"), EOTT ENERGY GENERAL PARTNER, L.L.C. a Delaware limited liability company ("EOTT GP" and together with EOTT MLP, collectively, the "GUARANTORS" and together with EOTT OLP and each of the Additional Obligors, collectively, the "CREDIT PARTIES"), EOTT ENERGY CORP., a Delaware corporation ("EOTT CORP." and together with the Credit Parties, the "ORIGINAL CREDIT PARTIES"), each of the banks or other lending institutions from time to time party thereto (the "LENDERS") and STANDARD CHARTERED BANK, a banking institution organized and existing under the laws of England and Wales ("STANDARD CHARTERED"), as administrative agent for the Lenders (the "ADMINISTRATIVE AGENT"), and as L/C Issuer. Capitalized terms which are used in this Agreement (this "AGREEMENT")

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without definition and which are defined in the Reimbursement Agreement shall have the same meanings herein as in the Reimbursement Agreement.

         The Credit Parties have informed the Administrative Agent and the Lenders that the Credit Parties have failed to comply with Section 9(o) ("Minimum Consolidated Net Income (Loss), Minimum Consolidated EBITDA and Minimum Consolidated Net Worth") of the Reimbursement Agreement for the Fiscal Quarter ended June 30, 2002, such failure to comply constituting an Event of Default under Section 10(d) of the Reimbursement Agreement (such Event of Default being herein referred to as the "SPECIFIED DEFAULT");

         The Credit Parties have requested that the Lenders and the Administrative Agent agree to forbear from exercising their rights and remedies as a result of the occurrence of the Specified Default. The Lenders and the Administrative Agent have advised the Credit Parties that they are prepared to agree to such forbearance for a limited period on the terms, subject to the conditions and in reliance on the representations contained herein.

         SECTION 1. LIMITED FORBEARANCE. In consideration of and reliance upon the representations of the Credit Parties contained herein, the Lenders hereby agree to forbear from exercising their contractual, legal and equitable rights and remedies arising as a result of the occurrence of the Specified Default for (but solely for) the period commencing on the Effective Date and ending 5:00 p.m. (New York time) on September 16, 2002 (the "FORBEARANCE PERIOD"). Such agreement to forbear shall automatically, and without action, notice, demand or any other occurrence, expire on and as of the end of the Forbearance Period. The Administrative Agent, the L/C Issuer and the Lenders hereby expressly reserve their right, at any time after the Forbearance Period, to proceed to enforce any or all of their respective rights and remedies under or in respect of the Credit Documents and applicable law which are available as a result of the occurrence of the Specified Default. The agreement to forbear set forth in this Section 1 shall apply only to the Specified Default. No forbearance with respect to any other Default or Event of Default, whether presently existing or hereafter arising, is agreed to hereby.

         SECTION 2. REPRESENTATIONS AND WARRANTIES. Each of the Credit Parties represents and warrants to the Administrative Agent and the Lenders as follows:

         (a) The representations and warranties of the Credit Parties contained in the Credit Documents (i) were true when made, and (ii) shall be true on and as of the date hereof, except to the extent that such representation or warranty was made as of a specific date.

         (b) This Agreement, the Reimbursement Agreement and the other Credit Documents to which the Credit Parties are a party constitute legal, valid and binding obligations of such Credit Party, enforceable in accordance with their respective terms except as such enforcement may be limited by bankruptcy, insolvency or similar Laws of general application relating to the enforcement of creditors' rights.

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         (c) No Default or Event of Default exists on the date hereof after giving effect to the agreement to forbear in respect of the Specified Default described in Section 1 above.

         SECTION 3. CONDITIONS TO EFFECTIVENESS. This Agreement shall become effective upon receipt by the Administrative Agent of duly executed counterparts of this Agreement, which, when taken together, bear the authorized signatures of each of the parties hereto.

         SECTION 4. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO CONFLICT OF LAWS).

         SECTION 5. EXPENSES. The Credit Parties shall pay all reasonable out-of-pocket expenses (including, without limitation, reasonable legal fees and expenses) incurred by the Administrative Agent in connection with the preparation, negotiation, execution, delivery and enforcement of this Agreement.

         SECTION 6. MISCELLANEOUS. From and after the date hereof, this Agreement shall be deemed a Credit Document for all purposes of the Reimbursement Agreement and the other Credit Documents and each reference to Credit Documents in the Reimbursement Agreement and the other Credit Documents shall be deemed to include this Agreement. Except as expressly provided herein, this Agreement shall not, by implication or otherwise, limit, impair, constitute an agreement to forbear or otherwise affect any rights or remedies of the Administrative Agent or the Lenders in respect of the Reimbursement Agreement or the other Credit Documents, nor alter, modify, amend or in any way affect any of the obligations or covenants contained in the Reimbursement Agreement or any of the other Credit Documents, all of which are ratified and confirmed in all respects and shall continue in full force and effect. This Agreement may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. Delivery of an executed counterpart of a signature page by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Agreement. In making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officer, all as of the date first above written.


                                     EOTT ENERGY OPERATING LIMITED PARTNERSHIP, as a Borrower Party and as the Borrower Representative

                                     By: EOTT ENERGY GENERAL PARTNER,
                                         L.L.C., its General Partner

                                         By:     /s/  Lawrence Clayton, Jr.
                                            ------------------------------------
                                            Name:  Lawrence Clayton, Jr.
                                            Title:  Senior VP and CFO


                                     EOTT ENERGY CANADA LIMITED PARTNERSHIP,
                                     as a Borrower Party

                                     By: EOTT ENERGY GENERAL PARTNER, L.L.C.,
                                         its General Partner

                                         By:     /s/  Lawrence Clayton, Jr.
                                            ------------------------------------
                                            Name:  Lawrence Clayton, Jr.
                                            Title:  Senior VP and CFO


                                     EOTT ENERGY LIQUIDS, L.P.,
                                     as a Borrower Party

                                     By: EOTT ENERGY GENERAL PARTNER, L.L.C.,
                                         its General Partner

                                         By:     /s/  Lawrence Clayton, Jr.
                                            ------------------------------------
                                         Name:  Lawrence Clayton, Jr.
                                         Title:  Senior VP and CFO

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                                    EOTT ENERGY PIPELINE LIMITED PARTNERSHIP,
                                    as a Borrower Party

                                    By: EOTT ENERGY GENERAL PARTNER, L.L.C.,
                                        its General Partner

                                        By:     /s/  Lawrence Clayton, Jr.
                                            ------------------------------------
                                            Name:  Lawrence Clayton, Jr.
                                            Title:  Senior VP and CFO


                                    EOTT ENERGY PARTNERS, L.P.,
                                    as a Guarantor

                                    By: EOTT ENERGY CORP., its General Partner

                                        By:        /s/  Lawrence Clayton, Jr.
                                            ------------------------------------
                                            Name:  Lawrence Clayton, Jr.
                                            Title:  Senior VP and CFO


                                    EOTT ENERGY GENERAL PARTNER, L.L.C.,
                                    as a Guarantor

                                        By:        /s/  Lawrence Clayton, Jr.
                                            ------------------------------------
                                            Name:  Lawrence Clayton, Jr.
                                            Title:  Senior VP and CFO


                                    STANDARD CHARTERED BANK,
                                    a Administrative Agent, L/C Issuer and
                                    Lender

                                        By:       /s/  Barry Barnes
                                            ------------------------------------
                                            Name:  Barry Barnes
                                            Title:  Head Commodity Finance

                                        By:       /s/  Robert C. Munro
                                            ------------------------------------
                                            Name:  Robert C. Munro
                                            Title:  Senior Vice President